Appendix One

     1.1 Company Registration.

          (a) The Company shall cause to be filed a registration statement on Form S-1, Form S-3 or other required form (the "Registration Statement") covering the common stock underlying Fifteen Million (15,000,000) warrants issued as part of the Sale Lease-Back transaction with the U.S. Securities and Exchange Commission (the "SEC") within sixty (60) days of the date of the close of the transaction. The Company shall respond within forty (40) days from its receipt to any comment letter by the SEC. The Investors shall be entitled solely to the exclusive remedies set forth in Section 1.1(b) for failure to timely file or respond to comments regarding the Registration Statement. The Company shall cause such Registration Statement to become and remain effective in accordance with the terms hereinafter set forth.

          (b) If on the date following the sixtieth (60th) day of the date of close of the Sale Lease-back transaction the Company has failed to file the Registration Statement, the Company, unless waived by the Investors, shall issue to the Investors an additional number of warrants for Common Stock equal to (i) 5% multiplied by (ii) the aggregate number of warrants. The additional warrants will be exercisable for five (5) years at a price of Fifteen cents ($0.15) per warrant for the first twenty-four (24) months after issue, Twenty cents ($0.20) during the 25th through the 36th month after issue and Twenty Five cents ($0.25) during the 37th through the 60th month after issue. Thereafter, for each additional 30 day period or part thereof for which the Company fails to file the Registration Statement, an additional equal amount of Penalty Warrants shall be issued. These additional Warrants are "Penalty Warrants" and will be issued without any additional cost to the Investor. If on the date following the fortieth
     (40th) day of the date the Company is in receipt of a comment letter from the SEC, the Company fails to file a response, the Company, unless waived by each of the Investors, shall issue to each Investor an additional number of warrants for common stock equal to (i) 5% multiplied by (ii) the aggregate number of warrants. These warrants will be exercisable for five
     (5) years at Fifteen cents ($0.15) for the first twenty-four (24) months after issue, Twenty cents ($0.20) during the 25th through the 36th month after issue and Twenty Five cents ($0.25) during the 37th month through the 60th month after issue. Thereafter, for each additional 30 day period or part thereof for which the Company fails to respond to said comment letter, an additional equal amount of Penalty Warrants shall be issued. This provision shall apply to each separate comment letter from the SEC. The additional warrants issued pursuant to this Section 1.1(b) are Penalty Warrants and will be issued without any additional cost to the Investor and will be included in the Registration Statement, to the extent permitted by applicable law and regulations (and if not so permitted, the Company shall file an additional Registration Statement covering such shares).

          (c) If at any time subsequent to becoming effective the Registration Statement is deemed by the Company or the SEC not to be effective, the penalty provisions of section 1.1(b) shall remain in effect and additional penalty warrants shall be issued as prescribed in section 1.1(b) beginning with the date the registration statement has been deemed not to be effective.

          (d) Not withstanding the foregoing, the aggregate number of Penalty Warrants issued shall not exceed 5,500,000.

          (e) If the Company fails to cause the Registration Statement to become effective within twenty-four (24) months following the close of the Sale Lease-Back transaction, the Investors will be able to exercise the warrants cashlessly. In a cashless exercise, the number of shares delivered to the investor shall equal the aggregate number of shares in the subscription form less the number that is the quotient of (A) the number of shares in the subscription form multiplied by the exercise price divided by (B) the closing bid price of the Company's common stock on the day of exercise.

     1.2 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (a) except as otherwise provided, prepare and file with the SEC a registration statement with respect to such Registrable Securities and cause such registration statement to become effective, and keep such registration statement effective for a period of up to two years, except to the extent that the Holders (and any affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) of such Registrable
     Securities become allowed to sell those Registrable Securities in any three-month period without regard to the volume limitation and without registration in compliance with Rule 144 under the 1933 Act;

          (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the 1933 Act with respect to the disposition of all securities covered by such registration statement during the period of time such registration statement remains effective;

          (c) furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request to facilitate the disposition of Registrable Securities owned by them;

          (d) register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

          (e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

          (f) during the period of time such registration statement remains effective, notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the 1933 Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (g) cause all such Registrable Securities registered hereunder to be listed on each securities exchange on which securities of the same class issued by the Company are then listed; and

          (h) provide a transfer agent and registrar for all Registrable Securities registered hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

     1.3 Information from Holder. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding such Holder, the Registrable Securities held by such Holder, and the intended method of disposition of such securities as shall be required to effect the registration of such Registrable Securities.

     1.4 Expenses of Registration. All expenses incurred in connection with registrations, filings or qualifications pursuant to this Section 1, including all registration, filing and qualification fees, printing fees and expenses, accounting fees and expenses, fees and disbursements of counsel for the Company shall be borne by the Company. Anything herein to the contrary notwithstanding, all underwriting discounts and commissions incurred in connection with a sale of Registrable Securities and fees and expenses of counsel for any Holder shall be borne and paid by the Holder thereof, and the Company shall have no responsibility therefor.

     1.5 Indemnification. If any Registrable Securities are included in a registration statement under this Section 1:

          (a) To the extent  permitted by law, the Company  will  indemnify  and hold harmless each Holder, the partners or officers, directors and stockholders of such Holder, legal counsel and accountants for such Holder, any underwriter (as defined in the 1933 Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or any other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law; and the Company will reimburse such Holder, underwriter or controlling person for any legal or other expenses incurred, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided that the indemnity agreement in this Section 1.5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based on a Violation that occurs in reliance on and in conformity with written information furnished expressly for use in connection with such registration by such Holder, underwriter or controlling person.

          (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who shall have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, legal counsel and accountants for the Company, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities to which any of the foregoing persons may become subject, under the 1933 Act, the 1934 Act or any other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance on and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any person intended to be indemnified pursuant to this Section 1.9(b), for any legal or other expenses reasonably incurred, as incurred, by such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided that the indemnity agreement in this Section 1.5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld or delayed); and provided further that in no event shall any indemnity by such Holder under this
     Section 1.5(b), when aggregated with amounts contributed, if any, pursuant to Section 1.5(d), exceed the net proceeds from the sale of Registrable Securities hereunder received by such Holder.

          (c) Promptly after receipt by an indemnified  party under this Section
     1.5 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.5, deliver to the indemnifying party notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent that the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel selected by the indemnifying party and reasonably satisfactory to the indemnified parties; provided that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to notify the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.5, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.9.

          (d) If the indemnification provided in this Section 1.5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that shall have resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations; provided that in no event shall any contribution by a Holder under this
     Section  1.5(d),  when  aggregate  with amounts paid,  if any,  pursuant to
     Section 1.5(b), exceed the net proceeds from the sale of Registrable Securities hereunder received by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

          (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

          (f) The obligations of the Company and Holders under this Section 1.5 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

     1.6 Assignment of Registration Rights. The rights to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such Registrable Securities that (i) is a subsidiary, parent, current or former partner, current or former limited partner, current or former member, current or former manager or stockholder of a Holder, (ii) is an entity controlling, controlled by or under common control with a Holder, including without limitation a corporation or limited liability company that is a direct or indirect parent or subsidiary of the Holder, (iii) is a transferee or assignee of a Holder and the number of shares representing or underlying the Registrable Securities (whether in the form of shares, warrants to purchase shares, or a combination of the foregoing) transferred or assigned constitute at least 100,000 shares of Registrable Securities held by such Holder (as adjusted for stock split, combinations, dividends and the like); provided that: (a) the Company is, within a reasonable time after such transfer, notified of the name and address of such transferee or assignee and the Registrable Securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act; and (d) such assignment is not made pursuant to a registration statement effected pursuant to this Agreement.

     1.7 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided in this Section 1 with respect to a Registrable Security (i) after the date on which that Registrable Security has been sold under a registration statement filed in accordance with this Agreement, if a Registration Statement covering the Registrable Securities is in effect, or (ii) if all Registrable Securities held by such Holder (and any affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) can be sold in any three-month period without volume limitation and without registration in compliance with Rule 144 under the 1933 Act.

     1.8 Certain Definitions. As used herein the following terms shall have the respective meanings set forth below. all capitalized terms not defined in this Appendix shall have the meanings set forth in the Subscription Agreement of which this Appendix is a part.

          (a) "Registrable Securities" means the underlining shares of the Company's Common Stock issued pursuant to the warrant agreement as part of the Sale Lease-Back transaction, provided that there shall be excluded any Registrable Securities sold by a person in a transaction in which that person's rights under this Section 1 are not assigned.

          (b) "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section
     1.6 hereof.